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                                                                    EXHIBIT 10.1

       This AMENDMENT No. 1 dated as of June 12, 1996 to the WARRANT AGREEMENT between TurboChef, Inc., a Delaware corporation (the "Company"), and Whale Securities Co., L.P. (hereinafter referred to as the "Underwriter") dated as of April 14, 1994 (the "Warrant Agreement").

                             W I T N E S S E T H:
                             - - - - - - - - - -

       WHEREAS, on April 14, 1994, the Company issued to the Underwriter and its designees (the "Designees") certain warrants ("Warrants") to purchase up to an aggregate of 130,000 shares (the "Shares") of common stock of the Company, par value $.01 per share (the "Common Stock") pursuant to the Warrant Agreement in connection with the initial public offering of the Company's Common Stock; and

       WHEREAS, the Underwriter is serving as underwriter in connection with a secondary public offering of the Company's Common Stock and the Company has filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission (the "SB-2 Registration Statement") No. 333-2292 relating to such secondary public offering; and

       WHEREAS, pursuant to Article 7 of the Warrant Agreement, the Underwriter and the Designees were granted certain registration rights relating to the Shares, including, unlimited piggyback registration rights and one demand registration right; and

       WHEREAS, the Company requests that the Underwriter and the Designees waive their right pursuant to section 7.3 of the Warrant Agreement to piggyback the registration of the Registrable Securities (as defined in the Warrant Agreement) in the Form SB-2 Registration Statement; and

       WHEREAS, the Company is willing to grant to the Underwriter and the Designees an additional demand registration right relating to the Registrable Securities, in consideration for the waiver by the Underwriter and the Designees of their piggyback registration rights in connection with, and solely in connection with, the Form SB-2 Registration Statement;
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       NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. The Underwriter, on behalf of itself and, pursuant to Section 14 of the Warrant Agreement, the Designees, hereby waives the right of the Underwriter and the Designees pursuant to Section 7.3 of the Warrant Agreement to have the Shares underlying their Warrants included for registration in the Form SB-2 Registration Statement.

          2. In consideration for the foregoing waiver, the parties hereto agree that Section 7.4(a) of the Warrant Agreement shall be deleted in its entirety and replaced with the following:

                  "At any time during the Warrant Exercise Term, any "Majority Holder" (as such term is defined in Section 7.4(c) below) of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 7.3 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on two separate occasions, at the sole expense of the Company, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder), in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities by the holders thereof, until the earlier of (i) the date that all of the Registrable Securities included in such Registration Statement have been sold or (ii) the date that the holders of the Registrable Securities included therein receive an opinion of counsel to the Company that all of such Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise. Nothing herein contained shall require the Company to undergo an audit, other than in the ordinary course of business."

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          3.      Governing Law.
                  -------------
                  This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.


                                      TURBOCHEF, INC.


                                      By: /s/ Philip R. McKee
                                          --------------------------------------
                                          Philip R. McKee,
                                          President



                                      WHALE SECURITIES CO., L.P.

                                      By: Whale Securities Corp.,
                                          General Partner


                                      By: /s/ William G. Walters
                                          --------------------------------------
                                          William G. Walters
                                          Chairman

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